AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
July 2015

For the month of July 2015, the AFL-CIO Housing Investment Trust (HIT) had a gross return of        0.70% and a net return of 0.66%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of 0.70% for the month.

July gross relative performance: 0.00%

Performance for periods ended July 31, 2015 (Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	1.32%	3.78%	2.18%	3.78%	5.09%
HIT Total Net Rate of Return	1.06%	3.33%	1.74%	3.34%	4.65%
Barclays Capital Aggregate Bond Index	0.59%	2.82%	1.60%	3.27%	4.61%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Weak performance by corporate bonds, the worst performing major sector of the index, with excess returns of -52 basis points (bps).  The HIT does not invest in corporate bonds, whereas the sector comprised 24.0% of the index as of July 31, 2015.

●
Poor performance by agency fixed rate single family mortgage-backed securities (RMBS), the second worst performing major sector in the index with excess returns of -9 bps.  The HIT is underweight this sector with a 27.3% allocation versus 28.1% in the Barclays Aggregate.

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the highest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were -4, -20, -26, and -93 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments.  Approximately 95% percent of the HIT portfolio was AAA-rated or carried a government or government-sponsored enterprise guarantee compared to 71% for the Barclays Aggregate at the end of July.

AFL-CIO HOUSING INVESTMENT TRUST                                     July 2015 Performance Commentary

Negative contributions to the HIT’s performance included:

●
Weak performance by agency multifamily mortgage-backed securities as spreads to Treasuries widened for most products. FHA/Ginnie Mae multifamily permanent loan certificates spreads widened by 5 bps, while construction/permanent loan certificate spreads increased by 2 bps.  Fannie Mae DUS spreads also widened across most structures. The benchmark Fannie Mae 10/9.5 and intermediate 7/6.5 spreads increased by 3 bps and 2 bps, respectively. The HIT had 21.2% of its portfolio invested in DUS securities of various structures at the end of July.

●
The HIT’s relative short duration to the index as interest rates rallied across most of the curve with a bull flattening.  Two-year Treasury rates increased by 2 bps, while the 5-, 10-, and 30-year rates fell by 12, 17, and 22 bps, respectively.

July 2015 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	0.83%	0	5.71
Agencies	0.35%	-19	4.11
Single family agency MBS (RMBS)	0.63%	-9	4.34
Corporates	0.67%	-52	7.17
Commercial MBS (CMBS)	0.65%	+3	4.66
Asset-backed securities (ABS)	0.19%	+2	2.44
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	6/30/15	7/31/15	Change
1 Month	-0.008%	0.025%	0.033%
3 Month	0.008%	0.064%	0.056%
6 Month	0.114%	0.145%	0.031%
1 Year	0.267%	0.313%	0.046%
2 Year	0.645%	0.663%	0.018%
3 Year	1.005%	0.973%	-0.032%
5 Year	1.649%	1.530%	-0.119%
7 Year	2.080%	1.915%	-0.166%
10 Year	2.354%	2.181%	-0.173%
30 Year	3.124%	2.907%	-0.217%
             Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.